MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST 2002-3
Class A Notes

1. This Certificate relates to the Distribution Date occurring on	December 17, 2002

2. Series 2002-3 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$42,590,719.67

(b) The amount of Available Funds with respect to the Collection Period was equal to	$42,596,288.52

(c) The Liquidated Receivables for the Collection Period was equal to	$129,706.35

(d) Net Liquidation Proceeds for the Collection Period was equal to	$45,557.87

(e) The Pool Balance at the beginning of the Collection Period was equal to	$1,489,361,729.41

(f) The Pool Balance on the last day of the Collection Period was equal to	$1,467,831,067.86

(g) The aggregate outstanding balance of the Receivables which were one payment delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$35,854,000.00

(h) The aggregate outstanding balance of the Receivables which were two payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$642,000.00

(i) The aggregate outstanding balance of the Receivables which were three or more payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$0.00

(j) The Servicing Fee paid on the Distribution Date was equal to	$0.00

(k) The Aggregate Note Principal Balance immediately prior to the Distribution Date was equal to	$1,400,000,000.00

(l) The Aggregate Optimal Note Principal Balance for the Distribution Date was equal to	$1,328,387,116.41

(m) The Optimal Principal Distributable Amount for the Distribution Date was equal to	$71,612,883.59

(n) The Class A Minimum Principal Distributable Amount for the Distribution Date was equal to	$21,530,661.55

(o) The Class A Additional Principal Distributable Amount for the Distribution Date was equal to	$50,082,222.04

(p) The Aggregate Note Principal Balance as of the Distribution Date was equal to	$1,378,469,338.45

(q) The Reserve Account Balance for the Distribution Date	$14,893,617.29

(r) The Targeted Reserve Account Balance was equal to	$44,034,932.04

(s) The Reserve Account Shortfall Amount for the Distribution Date	$29,141,314.75

(t) The amount on deposit in the Reserve Account after distributions was equal to	$34,037,191.06

(u) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	2.318877%

(v) The ending Certificate Balance was equal to	$89,361,729.41

(w) The ending Certificate balance as a percentage of the Pool Balance on the
Distribution Date was equal to	6.088012%

(x) The weighted average coupon (WAC) was equal to	17.034268%

(y) The weighted average remaining maturity (WARM) was equal to	61

3. Noteholder Information
(a) Class A-1
A. Information regarding distributions
1. Total distribution per $1,000	$76.33160
2. Principal distribution per $1,000	$75.54618
3. Interest distribution per $1,000	$0.78542

B. Calculation of class A-1 interest due
1. Class A-1 related Note Rate	1.41375%
2. Class A-1 note balance - beginning of period	$285,000,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	20
5. Class A-1 interest due - current period	$223,843.75
6. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
7. Class A-1 interest paid	$223,843.75
8. Class A-1 interest paid by Insurer	$0.00
9. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 note balance - beginning of period	$285,000,000.00
2. Class A-1 minimum principal distributable amount - due	$21,530,661.55
3. Class A-1 additional principal distributable amount - due	$50,082,222.04
4. Class A-1 minimum principal distributable amount - paid	$21,530,661.55
5. Class A-1 additional principal distributable amount - paid	$0.00
6. Class A-1 note balance - end of period	$263,469,338.45
7. Class A-1 notes as a percentage of the total Notes outstanding on the Distribution Date	19.113181%
8. Class A-1 notes as a percentage of the Pool Balance on the Distribution Date	17.949568%

(b) Class A-2-A
A. Information Regarding Distributions
1. Total distribution per $1,000	$1.07222
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$1.07222

B. Calculation of Class A-2-A interest due
1. Class A-2-A related Note Rate	1.93000%
2. Class A-2-A note balance - beginning of period	$125,000,000.00
3. Accrual convention	30/360
4. Days	20
5. Class A-2-A interest due - current period	$134,027.78
6. Class A Interest Carryover Shortfall with respect to Class A-2-A	$0.00
7. Class A-2-A interest paid	$134,027.78
8. Class A-2-A interest paid by Insurer	$0.00
9. Class A-2-A unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2-A principal balance
1. Class A-2-A note balance - beginning of period	$125,000,000.00
2. Class A-2-A minimum principal distributable amount - due	$0.00
3. Class A-2-A additional principal distributable amount - due	$15,929,459.94
4. Class A-2-A minimum principal distributable amount - paid	$0.00
5. Class A-2-A additional principal distributable amount - paid	$0.00
6. Class A-2-A note balance - end of period	$125,000,000.00
7. Class A-2-A notes as a percentage of the total Notes outstanding on the Distribution Date	9.068029%
8. Class A-2-A notes as a percentage of the Pool Balance on the Distribution Date	8.515966%
9. Class A-1 and A-2-A notes as a percentage of the Pool Balance on the Distribution Date	26.465535%

(c) Class A-2-B
A. Information Regarding Distributions
1. Total distribution per $1,000	$0.83333
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$0.83333

B. Calculation of Class A-2-B interest due
1. Class A-2-B related Note Rate	1.50000%
2. Class A-2-B note balance - beginning of period	$268,000,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	20
5. Class A-2-B interest due - current period	$223,333.33
6. Class A Interest Carryover Shortfall with respect to Class A-2-B	$0.00
7. Class A-2-B interest paid	$223,333.33
8. Class A-2-B interest paid by Insurer	$0.00
9. Class A-2-B unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2-B principal balance
1. Class A-2-B note balance - beginning of period	$268,000,000.00
2. Class A-2-B minimum principal distributable amount - due	$0.00
3. Class A-2-B additional principal distributable amount - due	$34,152,762.10
4. Class A-2-B minimum principal distributable amount - paid	$0.00
5. Class A-2-B additional principal distributable amount - paid	$0.00
6. Class A-2-B note balance - end of period	$268,000,000.00
7. Class A-2-B notes as a percentage of the total Notes outstanding on the Distribution Date	19.441854%
8. Class A-2-B notes as a percentage of the Pool Balance on the Distribution Date	18.258232%
9. Class A-1, A-2-A and A-2-B notes as a percentage of the Pool Balance on the Distribution Date	44.723766%

(d) Class A-3-A
A. Information Regarding Distributions
1. Total distribution per $1,000	$1.52778
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$1.52778

B. Calculation of Class A-3-A interest Due
1. Class A-3-A related Note Rate	2.75000%
2. Class A-3-A note balance - beginning of period	$125,000,000.00
3. Accrual convention	30/360
4. Days	20
5. Class A-3-A interest due - current period	$190,972.22
6. Class A Interest Carryover Shortfall with respect to Class A-3-A	$0.00
7. Class A-3-A interest paid	$190,972.22
8. Class A-3-A interest paid by Insurer	$0.00
9. Class A-3-A unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3-A principal balance
1. Class A-3-A note balance - beginning of period	$125,000,000.00
2. Class A-3-A minimum principal distributable amount - due	$0.00
3. Class A-3-A additional principal distributable amount - due	$17,438,099.60
4. Class A-3-A minimum principal distributable amount - paid	$0.00
5. Class A-3-A additional principal distributable amount - paid	$0.00
6. Class A-3-A note balance - end of period	$125,000,000.00
7. Class A-3-A notes as a percentage of the total Notes outstanding on the Distribution Date	9.068029%
8. Class A-3-A notes as a percentage of the Pool Balance on the Distribution Date	8.515966%
9. Class A-1, A-2-A, A-2-B, and A-3-A notes as a percentage of the Pool Balance on the Distribution Date	53.239733%

(e) Class A-3-B
A. Information Regarding Distributions
1. Total distribution per $1,000	$0.87222
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$0.87222

B. Calculation of Class A-3-B interest Due
1. Class A-3-B related Note Rate	1.57000%
2. Class A-3-B note balance - beginning of period	$234,000,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	20
5. Class A-3-B interest due - current period	$204,100.00
6. Class A Interest Carryover Shortfall with respect to Class A-3-B	$0.00
7. Class A-3-B interest paid	$204,100.00
8. Class A-3-B interest paid by Insurer	$0.00
9. Class A-3-B unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3-B principal balance
1. Class A-3-B note balance - beginning of period	$234,000,000.00
2. Class A-3-B minimum principal distributable amount - due	$0.00
3. Class A-3-B additional principal distributable amount - due	$32,644,122.44
4. Class A-3-B minimum principal distributable amount - paid	$0.00
5. Class A-3-B additional principal distributable amount - paid	$0.00
6. Class A-3-B note balance - end of period	$234,000,000.00
7. Class A-3-B notes as a percentage of the total Notes outstanding on the Distribution Date	16.975350%
8. Class A-3-B notes as a percentage of the Pool Balance on the Distribution Date	15.941889%
9. Class A-1, A-2-A, A-2-B, A-3-A, and A-3-B notes as a percentage of the Pool Balance on the Distribution Date	69.181622%

(f) Class A-4-A
A. Information Regarding Distributions
1. Total distribution per $1,000	$1.91111
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$1.91111

B. Calculation of Class A-4-A Interest Due
1. Class A-4-A related Note Rate	3.44000%
2. Class A-4-A principal balance - beginning of period	$238,000,000.00
3. Accrual convention	30/360
4. Days	20
5. Class A-4-A interest due - current period	$454,844.44
6. Class A Interest Carryover Shortfall with respect to Class A-4-A	$0.00
7. Class A-4-A interest paid	$454,844.44
8. Class A-4-A interest paid by Insurer	$0.00
9. Class A-4-A unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4-A principal balance
1. Class A-4-A note balance - beginning of period	$238,000,000.00
2. Class A-4-A minimum principal distributable amount - due	$0.00
3. Class A-4-A additional principal distributable amount - due	$32,836,277.81
4. Class A-4-A minimum principal distributable amount - paid	$0.00
5. Class A-4-A additional principal distributable amount - paid	$0.00
6. Class A-4-A note balance - end of period	$238,000,000.00
7. Class A-4-A. notes as a percentage of the total Notes outstanding on the Distribution Date	17.265527%
8. Class A-4-A Notes as a percentage of the Pool Balance on the Distribution Date	16.214400%
9. Class A-1, A-2-A, A-2-B, A-3-A, A-3-B, and A-4-A notes as a percentage of the Pool Balance on the Distribution Date	85.396022%

(g) Class A-4-B
A. Information Regarding Distributions
1. Total distribution per $1,000	$0.95556
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$0.95556

B. Calculation of Class A-4-B Interest Due	0
1. Class A-4-B related Note Rate	1.72000%
2. Class A-4-B principal balance - beginning of period	$125,000,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	20
5. Class A-4-B interest due - current period	$119,444.44
6. Class A Interest Carryover Shortfall with respect to Class A-4-B	$0.00
7. Class A-4-B interest paid	$119,444.44
8. Class A-4-B interest paid by Insurer	$0.00
9. Class A-4-B unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4-B principal balance	$0.00
1. Class A-4-B note balance - beginning of period	$125,000,000.00
2. Class A-4-B minimum principal distributable amount - due	$0.00
3. Class A-4-B additional principal distributable amount - due	$17,245,944.23
4. Class A-4-B minimum principal distributable amount - paid	$0.00
5. Class A-4-B additional principal distributable amount - paid	$0.00
6. Class A-4-B note balance - end of period	$125,000,000.00
7. Class A-4-B. notes as a percentage of the total Notes outstanding on the Distribution Date	9.068029%
8. Class A-4-B Notes as a percentage of the Pool Balance on the Distribution Date	8.515966%
9. Class A-1, A-2-A, A-2-B, A-3-A, A-3-B, A-4-A and A-4-B notes as a percentage of the Pool Balance on the Distribution Date	93.911988%